As filed with the Securities and Exchange Commission on November 14, 2008
                                                Securities Act File No. 33-48220
                                       Investment Company Act File No. 811-06687

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]

   Pre-Effective Amendment No._____                      [ ]

   Post-Effective Amendment No. 22                       [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                           [X]

   Amendment No. 24                                      [X]


                         THE GABELLI MONEY MARKET FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and Address of Agent for Service)

                                   Copies to:

Peter D. Goldstein                         Michael R. Rosella, Esq.
The Gabelli Money Market Funds             Paul, Hastings, Janofsky & Walker LLP
One Corporate Center                       75 East 55th Street
Rye, New York 10580-1422                   New York, New York 10022


     It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b);or

     [X]  on November 14, 2008 pursuant to paragraph (b);or

     [ ]  60 days after filing pursuant to paragraph (a)(1);or

     [ ]  on ________ pursuant to paragraph (a)(1);or

     [ ]  75 days after filing pursuant to paragraph (a)(2);or

     [ ]  on ________ pursuant to paragraph (a)(2) of Rule 485.


     If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                  (Net Asset Value per share and current yield
                        may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


INVESTMENT AND PERFORMANCE SUMMARY ........................................    2
INVESTMENT AND RISK INFORMATION ...........................................    5
MANAGEMENT OF THE FUND ....................................................    6
CLASSES OF SHARES .........................................................    6
PURCHASE OF SHARES ........................................................    7
REDEMPTION OF SHARES ......................................................    8
EXCHANGE OF SHARES ........................................................    9
PRICING OF FUND SHARES ....................................................   10
DIVIDENDS AND DISTRIBUTIONS ...............................................   11
TAX INFORMATION ...........................................................   11
MAILINGS TO SHAREHOLDERS ..................................................   12
FINANCIAL HIGHLIGHTS ......................................................   12


THE GABELLI U.S. TREASURY MONEY MARKET FUND

CLASS A AND C SHARES

PROSPECTUS


NOVEMBER 14, 2008


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli U.S. Treasury Money Market Fund (the "Fund"), the only series of The Gabelli Money Market Funds, seeks to provide high current income consistent with the preservation of principal and liquidity. The investment objective of the Fund is fundamental and may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips, which have remaining maturities of 397 days or less. Currently, the Fund invests exclusively in such U.S. Treasury obligations.

PRINCIPAL RISKS:

An investment in the Fund is subject to the risk that the Fund's yield will decline due to falling interest rates. Other factors may affect the market price and yield of the Fund's securities, including investor demand, domestic, and worldwide economic conditions. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There is no guarantee that the Fund can achieve its investment objective.

Note: Class A and Class C Shares are offered only as an exchange option for shareholders currently holding Class A or Class C shares of another fund managed by Gabelli Funds, LLC (the "Manager") or its affiliates (a "Gabelli Fund"). Class A and Class C Shares are not available for direct investment by shareholders.

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     - you desire a fund with lower expenses than the average U.S. Treasury money market fund

     - you seek stability of principal more than growth of capital or high current income

     -    you seek income free from state and local taxes

     -    you intend to exchange into other Gabelli-sponsored mutual funds

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

     - you are a short-term investor, because the Fund may impose certain transaction charges

     - you are aggressive in your investment approach or you desire a relatively high rate of return

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class AAA Shares (which are not offered by this prospectus) from year to year, and by showing the Fund's average annual returns for one year, five years, and ten years. For current 7-day yield information on the Fund, call 800-GABELLI (800-422-3554). The Fund's 7-day yield also typically appears in THE WALL STREET JOURNAL weekly, currently each

Thursday. The historical performance of Class AAA Shares is used to calculate the performance for Class A and C Shares, which have just commenced operations. All classes of the Fund will have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. The performance for the Class C Shares would have been lower than the Class AAA and Class A Shares performance due to the higher expenses associated with the Class C Shares. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

                               (PERFORMANCE GRAPH)

1998   5.08%
1999   4.46%
2000   5.79%
2001   3.80%
2002   1.46%
2003   0.83%
2003   0.83%
2004   0.95%
2005   2.72%
2006   4.74%
2007   4.74

The bar chart above shows total returns for Class AAA Shares. During the periods shown in the bar chart, the highest return for a quarter was 1.49% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.17% (quarter ended June 30, 2004).


----------
* Year to date total return for nine months ended September 30, 2008 was 1.76%.


       AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2007)   PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-----------------------------------------   -------------   ---------------   --------------
The Gabelli U.S. Treasury
   Money Market Fund
Class AAA Shares
   Return Before Taxes ..................       4.74%             2.78%            3.44%

----------
The returns shown are those of the Class AAA Shares of the Fund which are not offered in this Prospectus ("Class AAA Shares"). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                                                                     CLASS A   CLASS C
                                                                                     SHARES*    SHARES
                                                                                     -------   -------
SHAREHOLDER FEES:
(fees paid directly from your investment)
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price(1)) ....     None     1.00%(2)
Redemption Fees(3) ...............................................................    $5.00    $5.00
Account Closeout Fee(3) ..........................................................    $5.00    $5.00
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ..................................................................     0.30%    0.30%
Other Expenses(4) ................................................................     0.05%    0.05%
                                                                                      -----    -----
Total Annual Fund Operating Expenses .............................................     0.35%    0.35%
Fee Waiver and Expense Reimbursement(5) ..........................................     0.27%    0.27%
                                                                                      -----    -----
Net Annual Fund Operating Expenses(5) ............................................     0.08%    0.08%
                                                                                      =====    =====


----------
*    No sales load is imposed on purchases, exchanges, or redemptions.


(1)  "Redemption price" equals the net asset value at the time of redemption.

(2) Class C Shares of the Fund may only be acquired in exchange for Class C shares of another Gabelli Fund which typically carry a maximum deferred sales charge ("CDSC") of 1.00% for shares redeemed within twelve months after purchase. The Fund's CDSC will apply upon redemption of the Class C Shares of the Fund, regardless of the amount of time you held such shares in the Fund. The Fund's CDSC, however, will not apply (i) to redemptions of Class C Shares of the Fund that had been invested previously in another Gabelli Fund for the time period required to avoid the payment of such Gabelli Fund's CDSC (typically 12 months), or (ii) upon the exchange of the Class C Shares of the Fund for Class C shares of another Gabelli Fund. Following an exchange into another Gabelli Fund, such shares will be subject to that Gabelli Fund's CDSC which will be calculated by excluding the time such shares were held in the Fund but including the time such shares were initially held in the Gabelli Fund prior to the exchange into this Fund.


(3) The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will charge a $5.00 account closeout fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. See "Redemption of Shares." The charges will be paid to State Street Bank and Trust Company ("State Street") and will reduce the transfer agency expenses otherwise payable by the Fund.

(4) These expenses are based upon estimated amounts for the current fiscal year since there were no Class A or Class C Shares issued during the Fund's previous fiscal year.


(5) The Manager has contractually agreed to waive all or a portion of its investment management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding interest, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets for Class A and Class C Shares. This arrangement is in effect through the Fund's fiscal year ending September 30, 2010.


EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes
(1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


CLASS A SHARES                1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------                ------   ------   ------   -------
- assuming redemption .....     $13      $90     $174      $422
- assuming no redemption ..     $8       $85     $169      $417

CLASS C SHARES                1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------                ------   ------   ------   -------
- assuming redemption .....    $113      $90     $174      $422
- assuming no redemption ..    $  8      $85     $169      $417


                         INVESTMENT AND RISK INFORMATION

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips (the "80% Investment Policy"). Currently, the Fund invests exclusively in such U.S. Treasury obligations. The Fund's 80% Investment Policy may be changed by the Fund's Board of Trustees (the "Board") without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any such changes. The Fund attempts to maintain a constant net asset value ("NAV") of $1.00 per share by purchasing only securities with 397 days or less remaining to maturity and limiting the dollar-weighted average maturity of its portfolio to 90 days. However, price stability is not guaranteed, and there is no assurance that the Fund will avoid losses to principal if interest rates rise sharply in an unusually short period of time. There is no guarantee that the Fund will achieve its investment objective because there is uncertainty in every investment.

The U.S. Treasury Department ("U.S. Treasury") has established a Temporary Guaranty Program for Money Market Funds (the "Program").This voluntary program is open to most money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be available if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

While the Fund has not experienced difficulties in maintaining its $1.00 share price, and does not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. As a result, at a meeting held on October 6, 2008, the Board of Trustees of the Fund determined that, considering the cost of the premium and the potential benefits of the guarantee to the Fund's shareholders, the Fund will apply to participate in the Program. The cost of the premium for participation in the Program is a Fund expense. However, as the expenses of the Fund are currently subject to an expense cap supported by the Manager, it is expected that the Manager will bear the cost of the premium.


The guarantee under the Program covers shareholders of a participating money market fund only for shares they held in that fund as of the close of business on September 19, 2008. In general, the guarantee does not apply to shares purchased after September 19th or to shares redeemed or exchanged into or out of a fund after September 19th. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the Fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the guarantee is triggered. As a result, shareholders of record on September 19, 2008 wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.


Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board of Trustees of the Fund will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquida-tion, those shares not covered by the Program may receive less than $1 per share.

The Program will exist for an initial three month term beginning September 19, 2008, after which the Secretary of Treasury has the option to renew the Program through September 18, 2009. The Fund would have to renew its participation at that time to maintain coverage and would have to pay additional fees. The Program will terminate if not renewed. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion). For additional information on the Program, visit the U.S. Treasury Department's website at www.ustreas.gov.


Neither this prospectus nor the Fund are in any manner approved, endorsed, sponsored, or authorized by the U.S. Treasury Department.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE MANAGER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment manager to the Fund. The Manager makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the operations of the Fund under the general supervision of the Fund's Board. The Manager also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Manager is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Manager is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").


As compensation for its services and the related expenses borne by the Manager, the Manager is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.30% of the Fund's average daily net assets (the "Management Fee"). The Manager contractually has agreed to waive all or a portion of its Management Fee and/or to reimburse certain expenses of the Fund as described in the Fee Table above. This arrangement has the effect of lowering the overall expense ratio of the Fund and increasing yield to investors in the Fund. For the fiscal year ended September 30, 2008, the Manager received a management fee at the rate of 0.06% of the Fund's average daily net assets, net of fee waivers for the Class AAA Shares of the Fund.


The Fund's semi-annual report to shareholders for the period ended March 31, 2008, contained a discussion of the basis of the Board's determination to continue the investment advisory arrangements as described above.

                                CLASSES OF SHARES


Two classes of the Fund's shares are offered in this Prospectus - Class A Shares and Class C Shares. Class AAA Shares of the Fund are described in a separate prospectus. Class A Shares and Class C shares are not currently available for new purchases, other than exchanges from Class A or Class C shares of other Gabelli Funds.

CLASS A SHARES

Class A Shares do not have a sales charge.

CLASS C SHARES


Class C Shares are acquired upon exchange of Class C Shares of another Gabelli Fund, which are typically subject to a CDSC equal to 1.00% of the original purchase price or the current value of the shares, whichever is lower. You will pay the Fund's CDSC when you redeem your Class C Shares from the Fund regardless of the amount of time you held such shares in the Fund. The Fund's CDSC, however, will not apply (i) to redemptions of Class C Shares of the Fund that had been invested previously in another Gabelli Fund for the time period required to avoid the payment of such Gabelli Fund's CDSC (typically 12 months), or (ii) upon the exchange of the Class C Shares of the Fund for Class C Shares of another Gabelli Fund. Following an exchange into another Gabelli Fund, such shares will be subject to that Gabelli Fund's CDSC which will be calculated by excluding the time such shares were held in the Fund but including the time such shares were initially held in the Gabelli Fund prior to the exchange into this Fund. We calculate the Fund's CDSC from the month you acquire your shares of the Fund. We always redeem the shares with the lowest CDSC first. Class C Shares are never converted to Class A Shares.


The table below summarizes the differences among the classes of shares.


                        CLASS A SHARES                CLASS C SHARES
                        --------------                --------------
Front End Sales Load?   No.              No.
Contingent Deferred     No.              Yes, for all redemptions, (i) unless
   Sales Charge?                         shares have been invested previously in
                                         a Gabelli Fund for the time period
                                         required to avoid the payment of such
                                         Gabelli Fund's CDSC (typically 12
                                         months) or (ii) upon the exchange of
                                         the Class C Shares of the Fund for
                                         Class C Shares of another Gabelli Fund.
Rule 12b-1 Fee          None.            None.
Convertible to
   Another Class?       No.              No.
Fund Expense Levels     Same as Class    Same as Class AAA Shares.
                        AAA Shares.


                               PURCHASE OF SHARES

You can purchase the Fund's Class A or Class C Shares on any day the NYSE is open for trading (a "Business Day"). Presently, Class A Shares and Class C Shares may only be purchased through an exchange of Class A Shares or Class C Shares, respectively, of another Gabelli Fund.

SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your exchange request. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial exchange investment requirement must be at least $3,000 for Class A and Class C Shares. There is no minimum for subsequent investments.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares-Class C Shares." See "Pricing of Fund Shares" for a description of the calculation of NAV.


The Fund will charge your account $5.00 for each telephone request for bank wire redemption under $5,000 or telephone request for redemption by check. The Fund will also charge a $5.00 account close-out fee when you redeem all shares in your account, except for Fund exchanges and wire transfers. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.


     -    BY LETTER. You may mail a letter requesting redemption of shares to:
          THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.


     - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United
          States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Manager (see "Exchanges of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

          1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days and charge you $5.00 for this service.

          2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day unless your redemption order was received by noon in which case the proceeds will normally be wired on the same Business Day. The Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.

          - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA account) if the Fund's value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000. The Distributor will waive any CDSC in connection with an involuntary redemption.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the NAV next determined after the time as of which the Fund, or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. Money market funds are often used by investors for short-term investments, in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. For this reason the Board of Trustees of the Fund has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which could have the effect of reducing the Fund's yield. In addition, frequent purchases and redemptions of the Fund's shares will increase the Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most transaction costs are not included in the Fund's annual operating expenses shown in the Fund's fee table in the prospectus, but do detract from the Fund's performance. However, the Fund reserves the right to limit or restrict purchases in the Fund if it is in the best interest of the Fund's existing shareholders.

The Boards of the various Gabelli non-money market mutual funds have approved policies and procedures that are intended to discourage abusive trading practices in these mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your Fund shares for shares of a non-money market mutual fund, please read the prospectus of that other mutual fund.

                               EXCHANGE OF SHARES


You can exchange shares of the Fund you hold for the same class of shares of any other Gabelli Fund based on their relative NAV at the time of exchange, and with respect to Class C Shares, without imposition of the CDSC. For Class C Shares, upon exchange into another Gabelli Fund, such shares will be subject to the CDSC applicable to the selected Gabelli Fund, calculated by excluding the time such shares were held in this Fund but including the time such shares were initially held in the Gabelli Fund prior to the exchange into this Fund.

In effecting an exchange:

               - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

               - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

               - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

               - you may realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;

               - you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain a prospectus; and

               - you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer or other financial intermediary.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

                             PRICING OF FUND SHARES

The Fund's NAV is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's NAV is determined at noon (Eastern Time) and as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). The NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant net asset value of $1.00 per share. Under this method of valuation, the Fund values its portfolio securities at their cost at the time of purchase and not at market value, thus minimizing fluctuations in value due to interest rate changes or market conditions.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and short-term capital gains will be declared daily and paid monthly, and distributions of net long term capital gains, if any, will be paid annually. They will be automatically reinvested at NAV in additional shares of the Fund unless you instruct the Fund to pay all dividends and distributions in cash. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions are taxable whether paid in cash or reinvested in additional shares.

If you purchase shares prior to 12:00 noon (Eastern Time) by Bank Wire, you will receive the full dividend for that day. If you purchase shares by Bank Wire between noon and 4:00 p.m. (Eastern Time) or by check, you will receive a full dividend beginning the next Business Day based on 4:00 p.m. pricing on that day. If you redeem shares prior to 12:00 noon (Eastern Time) on any Business Day, you will not earn that day's dividend, but the redemption proceeds are available that day if redemption proceeds are to be paid by Bank Wire. If you redeem shares between noon and 4:00 p.m. (Eastern Time), you will earn that day's dividend, but the redemption proceeds are not available until the next Business Day if redemption proceeds are to be paid by Bank Wire. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from assets held by the Fund for one year or less) are taxable to you as ordinary income, if you are a U.S. shareholder. Distributions of net long-term capital gains, if any, are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to state or local taxes, except to the extent distributions are derived from U.S. Treasury securities. A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable.

Dividends and other distributions by the Fund are generally treated as received by you at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November, or December of any calendar year will generally be deemed for tax purposes to have been received by each shareholder on December 31 of such year, provided such dividend is actually paid by the Fund during January of the following year.

After the end of each calendar year, the Fund will provide you with information about the distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions and redemption proceeds.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund's shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, is included in the annual report, which is available upon request. As of November 14, 2008, Class A and Class C Shares were not issued, and therefore no previous financial history is available as of that date. Financial highlights from the Class AAA Shares have been included as the information would be substantially the same for the Class A and Class C Shares since all classes of the Fund will have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. The performance for the Class C Shares would have been lower than the Class AAA and Class A Shares performance due to the higher expenses associated with the Class C Shares.

Selected data for a share of beneficial interest outstanding throughout each period:



                                                                               YEAR ENDED SEPTEMBER 30,
                                                              ----------------------------------------------------------
                                                                  2007       2006         2005       2004        2003
                                                              ----------   --------     --------   --------   ----------
OPERATING PERFORMANCE:
Net asset value, beginning of period ......................   $   1.0000   $ 1.0000     $ 1.0000   $ 1.0000   $   1.0000
                                                              ----------   --------     --------   --------   ----------
Net investment income (a) .................................       0.0483     0.0426       0.0212     0.0073       0.0095
Net realized gain on investments ..........................       0.0002     0.0000(c)    0.0002     0.0001       0.0002
                                                              ----------   --------     --------   --------   ----------
Total from investment operations ..........................       0.0485     0.0426       0.0214     0.0074       0.0097
                                                              ----------   --------     --------   --------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income .....................................      (0.0483)   (0.0426)     (0.0212)   (0.0073)     (0.0095)
Net realized gain on investments ..........................      (0.0002)   (0.0000)(c)  (0.0002)   (0.0001)     (0.0002)
                                                              ----------   --------     --------   --------   ----------
Total distributions .......................................      (0.0485)   (0.0426)     (0.0214)   (0.0074)     (0.0097)
                                                              ----------   --------     --------   --------   ----------
Net Asset Value, End of Period ............................   $   1.0000   $ 1.0000     $ 1.0000   $ 1.0000   $   1.0000
                                                              ----------   --------     --------   --------   ----------
Total return+ .............................................         5.01%      4.33%        2.22%      0.75%        0.98%
                                                              ----------   --------     --------   --------   ----------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................   $1,039,247   $673,889     $778,298   $925,728   $1,030,710
Ratio of net investment income to average net assets ......         4.83%      4.26%        2.12%      0.73%        0.95%
Ratio of operating expenses to average net assets (b) .....         0.08%(d)   0.12%(d)     0.30%      0.30%       0.30%

--------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a) Net investment income per share before fees waived by the Manager for the fiscal years ended September 30, 2007, 2006, 2005, 2004, and 2003 were $0.0456, $0.0402, $0.0207, $0.0081, and $0.0067, respectively.
(b) Operating expense ratios before fees waived by the Manager for the fiscal years ended September 30, 2007, 2006, 2005, 2004, and 2003 were 0.35%,
     0.36%, 0.35%, 0.36%, and 0.36%, respectively.
(c)  Amount represents less than $0.00005 per share.
(d) The Fund incurred interest expense during the fiscal years ended September 30, 2007 and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.08% and 0.11%, respectively.

                  THE GABELLI U.S. TREASURY MONEY MARKET FUND

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and annual reports to shareholders contain additional information on the Fund's investments.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

 You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by contacting:

                  The Gabelli U.S. Treasury Money Market Fund

                              One Corporate Center

                               Rye, NY 10580-1422

                     Telephone: 800-GABELLI (800-422-3554)

                                www.gabelli.com

You can review and/or copy the Fund's Prospectus, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC. You can get text-only copies:

     -    Free from the Fund's website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File Number 811-06687)

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND



                       Statement of Additional Information
                                November 14, 2008

     This Statement of Additional Information ("SAI"), which is not a prospectus, describes The Gabelli U.S. Treasury Money Market Fund (the "Fund"), which is the only series of The Gabelli Money Market Funds, a Delaware statutory trust (the "Trust"). This SAI should be read in conjunction with the Fund's Prospectus for the Class AAA Shares of the Fund dated January 28, 2008 and the Prospectus for the Class A Shares and Class C Shares of the Fund dated November 14, 2008. For a free copy of the Prospectuses, please contact the Fund at the address, telephone number, or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectuses.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information......................................................     2
Investment Strategies and Risks..........................................     2
   U.S. Treasury Obligations.............................................     2
   When-Issued and Delayed Delivery Securities...........................     2
   Illiquid Securities...................................................     3
   Repurchase Agreements.................................................     3
Investment Restrictions..................................................     4
Portfolio Holdings Information...........................................     5
Trustees and Officers....................................................     6
Control Persons and Principal Shareholders...............................    11
The Manager .............................................................    12
   The Sub-Administrator.................................................    13
   Counsel...............................................................    14
   Independent Registered Public Accounting Firm.........................    14
   Custodian, Transfer Agent, and Dividend Disbursing Agent..............    14
   The Distributor.......................................................    14
Portfolio Transactions and Brokerage.....................................    14
Purchase of Shares.......................................................    15
Retirement Plans.........................................................    15
Redemption of Shares.....................................................    15
Determination of Net Asset Value.........................................    16
Taxation.................................................................    17
Description of the Fund's Shares.........................................    19
Financial Statements.....................................................    20

                               GENERAL INFORMATION

The Fund is a diversified, open-end, management investment company organized under the laws of the State of Delaware as an unincorporated statutory trust on May 21, 1992. The Fund commenced investment operations on October 1, 1992.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies. Although the Fund reserves the right to use repurchase agreements, the Fund will not engage in such activity until further notice. The Fund's investment objective is fundamental and may be changed only by the affirmative vote of at least a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A majority of the Fund's outstanding securities is defined as the lesser of (i) 67% of the Fund's shares represented at a meeting of shareholders at which the holders of 50% or more of the Fund's outstanding shares are represented in person or by proxy or
(ii) more than 50% of the Fund's outstanding shares.

U.S. TREASURY OBLIGATIONS

As set forth in the prospectuses, under normal market conditions, the Fund will invest at least 80% of its net assets in the following types of U.S. Treasury obligations:

U.S. TREASURY SECURITIES. The Fund will invest in U.S. Treasury securities, including bills, notes, and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates and the lengths of their maturities.

COMPONENTS OF U.S. TREASURY SECURITIES. The Fund may also invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations, or one or more of the interest payments scheduled to be paid on such obligations. Component parts of U.S. Treasury notes or bonds are created through the U.S. Treasury Department's STRIPS program. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, or (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components, and may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments, or both on certain U.S. Treasury notes or bonds. The underlying U.S. Treasury notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization, or debt restructuring, i.e., a when, as, and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by Gabelli Funds, LLC, the Trust's investment adviser (the "Manager").

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or subject to legal or contractual restrictions on resale. The Manager, however, does not currently intend to employ such investments. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, corporate bonds, and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. That there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a non-exclusive "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Trust's Manager anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. ("FINRA").

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act are not deemed to be illiquid. The Fund would treat such securities as illiquid until such time that the Manager determines that they are readily marketable. In reaching liquidity decisions, the Trust's Manager would consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of how the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are agreements to purchase securities (the "underlying securities") from a bank which is a member of the Federal Reserve System, or from a well-established securities dealer, and the bank or dealer agrees to repurchase the underlying securities from the Fund, at the original purchase price, plus specified interest, at a specified future date; however, the Manager does not currently intend to employ such investments. The Fund will enter into repurchase agreements only where the underlying securities (1) are of the type (excluding maturity limitations) which the Fund's investment policies and restrictions would allow it to purchase directly and (2) are "marked to market" on a daily basis, so that the market value of the underlying securities, including interest accrued, is equal to or in excess of the value of the repurchase agreement. The period until maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The U.S. Treasury obligations held as collateral are valued daily, and if the value of these instruments decline, the Fund may require additional collateral.

With respect to engaging in repurchase agreements, the Fund's risk would primarily be that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligations are less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

In addition, interest income derived from repurchase agreements is not considered to be income derived from U.S. Treasury obligations and is not exempt from state and local income taxes. In addition, some states require that, in order for the tax exempt character of the Fund's interest from U.S. Treasury obligations to pass through to its shareholders, the Fund must maintain specified minimum levels of the Fund's total assets in U.S. Treasury obligations. If the level of non-U.S. Treasury obligations (including repurchase agreements) exceeds a state's limit for this pass-through, then none of the Fund's interest income would be exempt from state or local income tax in that state for the applicable year. While the Fund does not specifically limit the amount of repurchase agreements that it can enter into, the Fund will endeavor to maintain the levels necessary to preserve the pass-through of the Fund's tax-exempt interest income from U.S. Treasury obligations.

                             INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following restrictions are fundamental and may not be changed as to the Fund without the approval of the majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     As a matter of fundamental policy, the Trust may not, on behalf of the
     Fund:

     (1) purchase any security other than obligations of the U.S. government, including repurchase agreements with respect to such securities;

     (2) borrow money, except from banks for temporary, extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, or for clearance of transactions; borrowing in the aggregate may not exceed 30% of the value of the Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; investment securities will not be purchased while borrowings exceed 5% of the Fund's total assets;

     (3) issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
          (a) entering into any repurchase agreement; (b) permitted borrowings of money from banks; or (c) purchasing securities on a "when-issued" or "delayed delivery" basis;

     (4) make loans of the Fund's portfolio securities, except through repurchase agreements;

     (5) purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for clearance of transactions);

     (6) act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws;

     (7)  make short sales or maintain a short position;

     (8) buy or sell real estate or interests in real estate, including real estate limited partnerships;

     (9) acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (10) make investments for the purpose of exercising control or management;

     (11) invest in interests in or leases related to oil, gas or other mineral exploration, or development programs; or

     (12) buy or sell commodities or commodity contracts (including futures contracts and options thereon).

In addition, as a matter of operating policy, the Trust will not on behalf of the Fund invest more than 25% of the Fund's total assets in any industry other than the U.S. government.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Manager and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Manager have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Manager with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Manager have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund's Website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Manager's legal department or outside counsel, as described below. The Manager will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Manager's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered "interested persons" as defined in the 1940 Act (the "Independent Trustees"). These policies further provide that no officer of the Fund or employee of the Manager shall communicate with the media about the Fund without obtaining the advance consent of the Chief Operating Officer of the Manager, or Chief Executive Officer, or General Counsel of the parent company of the Manager.

Under the foregoing policies, the Fund may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data).

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Manager;

     (3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board of Trustees of the Fund (the "Board") where such entity has agreed to keep such data confidential until at least it has been made public by the Manager. The Fund's current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Manager;

     (5) To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Manager and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Manager.

As of the date of this SAI, the Fund makes information about its portfolio securities available to its administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis, with no time lag. The names of the Fund's administrator, sub-administrator, custodian, independent registered public accounting firm and legal counsel are set forth in this SAI. The Fund's proxy voting service is Broadridge Financial Solutions. Bowne/GCom2 Solutions provides typesetting services for the Fund, and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Manager.

Other than these arrangements with the Fund's service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund's portfolio securities prior to such information being disclosed in a publicly available filing with the U.S. Securities and Exchange Commission (the "SEC") that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Manager, nor any of the Manager's affiliates will accept on behalf of itself, its affiliates, or the Fund, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund's Chief Compliance Officer.

                              TRUSTEES AND OFFICERS

Under Delaware law, the Trust's Board is responsible for establishing the Fund's policies and for overseeing management of the Fund. The Board also elects the Trust's officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers is set forth below.

                                                NUMBER OF
                                                  FUNDS
                                  TERM OF        IN FUND
      NAME, POSITION(S)         OFFICE AND       COMPLEX
         ADDRESS(1)              LENGTH OF      OVERSEEN        PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS
          AND AGE             TIME SERVED(2)   BY TRUSTEE        DURING PAST FIVE YEARS          HELD BY TRUSTEE(3)
---------------------------   --------------   ----------   -------------------------------   -------------------------
INTERESTED TRUSTEE(4):

MARIO J. GABELLI                Since 1992         26       Chairman and Chief Executive      Director of Morgan Group
Trustee and Chairman of the                                 Officer of GAMCO Investors,       Holdings, Inc. (holding
Board                                                       Inc., and Chief Investment        company); Chairman of the
Age: 66                                                     Officer - Value Portfolios of     Board of LICT Corp.
                                                            Gabelli Funds, LLC and GAMCO      (multimedia and
                                                            Asset Management Inc.;            communications services
                                                            Director/ Trustee or Chief        company)
                                                            Investment Officer of other
                                                            registered investment companies
                                                            in the Gabelli/GAMCO Funds
                                                            Complex; Chairman and Chief
                                                            Executive Officer of GGCP, Inc.

                                                NUMBER OF
                                                  FUNDS
                                  TERM OF        IN FUND
      NAME, POSITION(S)         OFFICE AND       COMPLEX
         ADDRESS(1)              LENGTH OF      OVERSEEN        PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS
          AND AGE             TIME SERVED(2)   BY TRUSTEE        DURING PAST FIVE YEARS          HELD BY TRUSTEE(3)
---------------------------   --------------   ----------   -------------------------------   -------------------------
INDEPENDENT TRUSTEES:

ANTHONY J. COLAVITA             Since 1992         37       Partner in the law firm of                    --
Trustee                                                     Anthony J. Colavita, P.C.
Age: 74

VINCENT D. ENRIGHT              Since 1992         17       Former Senior Vice President      Director of Echo
Trustee                                                     and Chief Financial Officer of    Therapeutics, Inc.
Age: 65                                                    KeySpan Corporation (public       (therapeutics and
                                                            utility) (1994-1998).             diagnostics)

ROBERT C. KOLODNY, MD           Since 2006          2       Physician, author, and                        --
Trustee                                                     lecturer (self-employed) since
Age: 64                                                     1983; General Partner of KBS
                                                            Partnership, KBS II Investment
                                                            Partnership, KBS III
                                                            Investment Partnership, KBS IV
                                                            Limited Partnership, KBS New
                                                            Dimensions, L.P., KBS Global
                                                            Opportunities, L.P. and KBS
                                                            VII Limited Partnership
                                                            (private investment
                                                            partnerships) since 1981;
                                                            Medical Director and Chairman
                                                            of the Board of the Behavioral
                                                            Medicine Institute since 1983.

ANTHONIE C. VAN EKRIS           Since 1992         20       Chairman of BALMAC                           --
Trustee                                                     International, Inc.
Age:  74                                                    (commodities and futures
                                                            trading).

                                  TERM OF
      NAME, POSITION(S)          OFFICE AND
         ADDRESS(1)               LENGTH OF                                PRINCIPAL OCCUPATION(S)
           AND AGE             TIME SERVED(2)                              DURING PAST FIVE YEARS
----------------------------   --------------   ----------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT                  Since 1992     Executive Vice President and Chief Operating Officer of Gabelli Funds,
President                                       LLC since 1988;  Officer of all of the registered investment companies
Age:  56                                        in the Gabelli/GAMCO Funds complex; Director and President of Teton
                                                Advisors, Inc. (formerly Gabelli Advisers, Inc.) since 1998.

AGNES MULLADY                    Since 2006     Vice  President  of Gabelli  Funds,  LLC since  2007;  Officer of all of the
Treasurer, Secretary,  and                      registered  investment companies in the Gabelli/GAMCO Funds complex;  Senior
Principal Financial Officer                     Vice  President  of  U.S.  Trust  Company,  N.A.  and  Treasurer  and  Chief
Age: 49                                         Financial   Officer  of  Excelsior  Funds  from  2004  through  2005;  Chief
                                                Financial  Officer of AMIC  Distribution  Partners  from 2002 through  2004;
                                                Controller of Reserve Management Corporation and Reserve Partners, Inc.

PETER D. GOLDSTEIN               Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief
Chief Compliance Officer                        Compliance Officer of all of the registered investment companies in the
Age:  55                                        Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset
                                                Management from 2000 through 2004.

RONALD S. EAKER                  Since 1992     Senior Portfolio Manager of Gabelli Fixed Income LLC and its predecessors
Vice President                                  since 1987.
Age:  48

JUDITH RANERI                    Since 1997     Portfolio Manager of Gabelli Funds, LLC since April 1997; Former Senior
Vice President and Portfolio                    Portfolio Manager, Secretary, and Treasurer of The Treasurer's Fund, Inc.
Manager
Age:  41

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Fund's Amended and Restated By Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, (i.e., public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC, which acts as the Fund's investment manager.

STANDING BOARD COMMITTEES

The Board has established two standing committees in connection with their governance of the Fund - Audit and Nominating.

The Fund's Audit Committee consists of two members, Messrs. Enright (Chairman) and Colavita, who are both Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on February 27, 2008. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Fund's independent registered public accounting firm. During the fiscal year ended September 30, 2008, the Audit Committee met twice.

The Fund's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Enright, and van Ekris, who are Independent Trustees of the Fund. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2008. The Fund does not have a standing compensation committee.

TRUSTEE OWNERSHIP OF FUND SHARES

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Trustee.

                          DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE OF
                              SECURITIES HELD        EQUITY SECURITIES HELD
    NAME OF TRUSTEE            IN THE FUND*            IN FUND COMPLEX*
-----------------------   ----------------------   -------------------------
INTERESTED TRUSTEE:
Mario J. Gabelli                     E                        E

INDEPENDENT TRUSTEES:
Anthony J. Colavita**                B                        E
Vincent D. Enright                   B                        E
Robert C. Kolodny                    A                        C
Anthonie C. van Ekris**              B                        E

----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2007

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000

** Mr. Colavita beneficially owns less than 1% of the common stock of The LGL Group, Inc. having a value of $9,071 as of December 31, 2007. Mr. van Ekris beneficially owns less than 1% of the common stock of (i) The LGL Group, Inc. having a value of $10,880 as of December 31, 2007 and (ii) LICT Corp. having a value of $103,200 as of December 31, 2007. The LGL Group, Inc. and LICT Corp. may be deemed to be controlled by Mario J. Gabelli, and/or its affiliates, and in that event would be deemed to be under common control with the Fund's Manager.

TRUSTEE AND OFFICER COMPENSATION

No trustee, officer, or employee of the Manager or an affiliated company receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of its affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Trustee for related travel and other out-of-pocket expenses.

The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the calendar year ended December 31, 2007.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)

                                                 TOTAL COMPENSATION FROM THE
                        AGGREGATE COMPENSATION          FUND AND FUND
  NAME AND POSITION         FROM THE FUND                COMPLEX*
  -----------------     ----------------------   ---------------------------
Mario J. Gabelli                $    0                    $      0(26)
Chairman of the Board
Anthony J. Colavita             $6,500                    $225,000(35)
Trustee
Vincent D. Enright              $5,542                    $ 96,997(15)
Trustee
Robert C. Kolodny               $4,000                    $ 10,000(2)
Trustee
Anthonie C. van Ekris           $5,500                    $100,247(19)
Trustee

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2007. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to the Manager. The Manager has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Manager has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

Normally, the Manager exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for trustee and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and trustee compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Manager and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS"), and its Corporate Governance Service, other third-party services, and the analysts of Gabelli & Company, Inc. (the "Distributor"), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Manager's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Manager's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Manager and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Manager should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Manager's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Manager and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Manager may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of Fund shareholders on the one hand, and those of the Fund's Manager and/or the Distributor on the other hand, the conflict will be brought to the Board's Proxy Voting Committee of the Fund to determine a resolution. The Proxy Voting Committee may determine to resolve such conflicts itself, may ask the Independent Trustees of the relevant Fund or Funds to the proxies, which would potentially include the Proxy Voting Committee, to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Trust filed Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30, 2008. This filing for the Fund is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations owning 25% or more if the outstanding shares of the Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders for their approval.


As of November 11, 2008 the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding shares:

Name and Address                  % of Fund   Nature of Ownership
----------------                  ---------   -------------------
First Clearing Corporation LLC      36.00%         Record
Jeff Askew Vice President
10750 Wheat First Drive
Glen Allen, Virginia 23060-9245

GAMCO Investors Inc.                11.60%         Beneficial*
One Corporate Center
Rye, New York 10580-1485

GGCP Inc                             8.69%         Record
140 Greenwich Ave.
Greenwich CT 06830-6556

* Beneficial ownership is disclaimed. The percentage includes [28.14%] of shares that are held beneficially on behalf of client accounts of GAMCO Asset Management Inc. The percentage includes [6.96%] of the shares owned beneficially by GAMCO Investors, Inc. Beneficial ownership of shares representing 25% or more of the outstanding shares of the Funds may be deemed to have control, as that term is defined in the 1940 Act.

As of November 11, 2008, the outstanding voting securities of the Fund consisted of 1,359,763,421 shares of beneficial interest. As a group, the officers and Trustees of the Trust (other than Mr. Gabelli) owned beneficially, directly or indirectly, less than 1% of its outstanding voting shares.


As of the date of this SAI, the Class A and C Shares of the Fund had not yet commenced operations, and therefore no beneficial ownership information is available for the classes of shares.

                                   THE MANAGER

MANAGER


The Manager is a New York limited liability company which serves as an investment adviser to 17 open-end investment companies, and 9 closed-end investment companies with aggregate assets in excess of $15.9 billion as of June 30, 2008. The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Manager on the basis of his controlling interest in GBL, the parent company of the Manager. The Manager has several affiliates that provide investment advisory services: GAMCO Asset Management Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and as sub-advisor to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $11.6 billion as of June 30, 2008; Teton Advisors, Inc., a subsidiary of GBL, acts as investment adviser to The GAMCO Westwood Funds with assets under management of approximately $434 million as of June 30, 2008; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $354 million as of June 30, 2008; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $29 million as of June 30, 2008.


The Manager currently serves as investment adviser to the Fund pursuant to a management agreement with the Trust (the "Management Agreement"). Pursuant to the Management Agreement, the Manager, furnishes a continuous investment program for the Fund's portfolio, makes day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. Under the Management Agreement, the Manager also is obligated to keep certain books and records of the Trust in connection therewith. The Manager is also obligated to provide research and statistical analysis and to pay costs of certain clerical and administrative services involved in portfolio management. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its directors, officers, and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. Services furnished by the Manager under the Management Agreement may be furnished by any such directors, officers, or employees of the Manager. In connection with the services it renders, the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's investment adviser;

     (b) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

     (c) the costs and expenses payable to PNC Global Investment Servicing (U.S.) Inc. ("PNC" or the "Sub-Administrator") pursuant to a sub-administration agreement between the Manager and the Sub-Administrator (the "Sub-Administration Agreement").

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses, including (a) the fee payable to the Manager,
(b) the fees and expenses of Trustees who are not affiliated with the Manager,
(c) the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares, (d) the fees and expenses of the Trust's legal counsel and the independent registered public accounting firm, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and business fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust is a member, (h) the cost of share certificates representing shares of the Trust, if any, (i) the cost of fidelity insurance, and Trustees' and Officers' professional liability and errors and omissions insurance, if any, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statement and prospectus for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders and Trustees' meetings and of preparing, printing, and mailing reports to shareholders, (l) litigation and indemnification expenses and any other extraordinary expenses not incurred in the ordinary course of the Trust's business, (m) any expenses assumed by the Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act, if any, and (n) the fees and expenses of each series of the Trust in connection with the management, investment, and reinvestment of the assets of each such series.

The Management Agreement provides that the Manager shall not be liable to the Trust for any error of judgment by the Manager or for any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The Management Agreement in no way restricts the Manager from acting as an investment adviser to others. The Trust has agreed by the terms of the Management Agreement that the Trust may use the name "Gabelli" only for so long as the Management Agreement or any amendment, renewal, or extension thereof remains in effect or for so long as the Manager is responsible for the portfolio management and administrative services for the Trust. The Trust has further agreed that in the event that for any reason, the Manager ceases to be responsible for the portfolio management and administrative services of the Trust, the Trust will, unless the Manager otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Management Agreement is terminable without penalty by either party upon not less than sixty (60) days' written notice. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder, except to the extent otherwise provided by order of the SEC, or any rule under the 1940 Act, and except to the extent the 1940 Act no longer provides for automatic termination, in which case the approval of a majority of the independent Trustees is required for any "assignment."

By its terms, the Management Agreement will remain in effect from year to year, provided each such annual continuance is specifically approved by the Fund's Board or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Independent Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Management Agreement.

As compensation for its services and the related expenses borne by the Manager, the Trust pays the Manager a fee, computed daily and payable monthly, at the annual rate of 0.30% of the Fund's average daily net assets, payable out of the Fund's net assets.

Additionally, the Manager has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 0.08% of the Fund's average daily net assets. This arrangement is in effect through the Fund's fiscal year ending September 30, 2010.

During the fiscal years ended September 30, 2007, September 30, 2006, and September 30, 2005, the investment advisory fees paid to the Manager were $2,094,335, $2,370,232, and $2,699,147, respectively. During such years, the
Manager waived advisory fees in the amounts of $1,888,988, $1,898,736, and $445,477, respectively. During the fiscal year ended September 30, 2008, the investment advisory fees paid to the Manager were $3,453,342 (unaudited) and the waived advisory fees were $3,039,963 (unaudited).


THE SUB-ADMINISTRATOR

The Manager has entered into a Sub-Administration Agreement with PNC, which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Manager under its management agreement; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board Meetings, including the mailing of all Board materials, and collates the same materials into the Board books; and assists in the drafting of minutes of the Board meetings; (d) prepares reports to the Fund's shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Manager with such statistical and other factual information and information regarding economic factors and trends as the Manager from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Manager pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Manager as follows: up to $10 billion - ..0275%; $10 billion to $15 billion - .0125%; over $15 billion - .01%. The
Sub-Administrator's fee is paid by the Manager and will result in no additional expense to the Trust.

COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 E. 55th Street, New York, New York 10022, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, is the custodian for the Fund's cash and securities as well as the transfer and dividend disbursing agent (the "Custodian," "Transfer Agent" and "Dividend Disbursing Agent" respectively) for its shares. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 30 Dan Road, Canton, MA 02021-2809, performs the shareholder services on behalf of State Street and acts as the Fund's transfer agent and dividend disbursing agent. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

THE DISTRIBUTOR

The Trust, on behalf of the Fund, has entered into a Distribution Agreement with the Distributor, a New York corporation which is a subsidiary of Gabelli Securities, Inc., having principal offices located at One Corporate Center, Rye, New York 10580-1422. Gabelli Securities, Inc. is a majority-owned subsidiary of GBL. The Distributor acts as agent of the Fund for the continuous offering of its shares on a no-load basis at no cost to the Fund. In connection with the sale of the Fund's shares, the Trust has authorized the Distributor to give only such information and to make only such statements and representations as are contained in the Fund's Prospectus or SAI. Sales may be made only by Prospectus, which may be delivered personally or through the mails. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act, and bears all costs of preparing, printing, and distributing reports and prospectuses used by the Trust in connection with the sale of the Fund's shares and all sales literature printed, counsel fees, and expenses in connection with the foregoing.

The Distribution Agreement is terminable by the Distributor or the Trust at any time without penalty on not more than sixty (60) days' nor less than thirty (30) days' written notice, provided that termination by the Trust must be directed or approved by the Trustees, by the vote of the holders of a majority of the outstanding voting securities of the Trust, or by written consent of a majority of the Independent Trustees. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect from year to year, so long as continuance of the Distribution Agreement is approved annually by the Trustees or by a majority of the outstanding voting securities of the Trust, and in either case, also by a majority of the Independent Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Manager is responsible for all decisions to buy and sell securities for the Fund, arranging the execution of portfolio transactions on the Fund's behalf, and selection of brokers and dealers to effect the transactions. Purchases of portfolio securities are made from dealers, underwriters, and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur any brokerage commission expense on such transactions. There were no brokerage commissions incurred by the Fund since its commencement of operations. The instruments purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

                               PURCHASE OF SHARES

The procedures for purchasing shares of the Fund are summarized in the Fund's Prospectus under "Purchase of Shares."

                                RETIREMENT PLANS

The Trust has available an Individual Retirement Account ("IRA") form for investment in Fund shares which may be obtained from the Distributor. The minimum investment required to open an IRA for investment in shares of the Fund is $1,000 for an individual. There is no minimum for additional investments in an IRA.

Under the Code, individuals may make wholly or partly tax-deductible IRA contributions of up to $5,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and/or their income level. However, dividends and distributions held in such accounts are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for their spouse under the same conditions and contribute a maximum of $10,000 annually to both IRAs provided that no more than $5,000 may be contributed to the IRA of either spouse. Investors satisfying statutory income levels requirements may make non-deductible contributions of up to $10,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period requirement is satisfied. Individuals of age 50 or over may make catch-up contributions of an additional $1,000.

Investors who are self-employed may purchase shares of the Fund through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor for such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investment for such plans is $1,000 and there is no minimum for additional investments.

Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone the Distributor.

                              REDEMPTION OF SHARES

The procedures for redemption of shares of the Fund are summarized in the Prospectus under "Redemption of Shares." The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

None of the Manager, the Transfer Agent, the Trust, or any of their affiliates or agents will be liable for any loss, expense, or cost when acting upon any oral, wired, or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If a shareholder is unable to contact the Trust by telephone, a shareholder may mail the redemption request to the Distributor at The Gabelli Funds, P.O. Box 8308, Boston, Massachusetts 02266-8308.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without redemption fees. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which could have the effect of reducing the Fund's yield. In addition, frequent purchases and redemptions of the Fund's shares will increase the Fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the Manager. Most transaction costs are not included in the Fund's annual operating expenses shown in the Fund's fee table in it's Prospectus, but do detract from the Fund's performance.

The boards of the various non-money market Gabelli/GAMCO mutual funds have approved policies and procedures that are intended to discourage trading practices in those mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your money market shares for shares of another fund, please read the prospectus of that other mutual fund.

                        DETERMINATION OF NET ASSET VALUE

The method for determining the public offering price of the Fund's shares and the NAV is summarized in the Prospectus under "Pricing of Fund Shares."

The Fund relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to stabilize the purchase and redemption price of its shares at $1.00 per share. This method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. While reliance on Rule 2a-7 should enable the Fund, under most conditions, to maintain a $1.00 share price, there can be no assurance that the Fund will be able to do so, and investment in the Fund is neither insured nor guaranteed by the U.S. Government.

As required by Rule 2a-7, the Trustees have adopted the following policies relating to the Fund's use of the amortized cost method:

     (a) The Trustees have established procedures which they consider to be reasonably designed, taking into account current market conditions affecting the Fund's investment objective, to stabilize its net asset value at $1.00 per share.

     (b) The Trustees (i) have adopted procedures whereby the extent of deviation between the current NAV calculated using available market quotations or market-based quotations from the Fund's amortized cost price per share will be determined at such intervals as the Trustees deem appropriate and as are reasonable in light of current market conditions, (ii) will periodically review the amount of deviation as well as the methods used to calculate the deviation, and (iii) will maintain records of the determination of deviation and the Trustees' review thereof. In the event such deviation exceeds 3/10 of 1%, the Trustees will promptly consider what action, if any, should be taken to prevent the deviation from exceeding 1/2 of 1%. Where the Trustees believe the extent of deviation may result in material dilution or other unfair results to investors or redeeming shareholders, they shall take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.

     (c) The Fund will seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV; provided, however, that it will not purchase any instrument with a remaining maturity (as determined pursuant to Rule 2a-7) longer than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

     (d) The Fund will limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated securities which the Manager, acting in accordance with procedures and guidelines approved by the Trustees, determines to be of eligible quality and to present minimal credit risks. The Fund will invest in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. The types of U.S. Treasury obligations in which the Fund will invest include (1) bills, notes, and bonds issued by the U.S. Treasury that are direct obligations of the U.S. Government and (2) component parts of U.S. Treasury notes and bonds, namely, either the corpus (principal) of such Treasury obligations or one or more of the interest payments scheduled to be paid on such obligations.

     (e) The Fund will record, maintain, and preserve permanently in an easily accessible place a written copy of the procedures described above and will record, maintain, and preserve for a period of not less than six years (two years in an easily accessible place) a written record of the Trustees' considerations and actions taken in connection with the discharge of their obligations set forth above.

While the procedures adopted by the Trustees have been designed to enable the Fund to achieve its investment objective of maintaining a $1.00 share price, there can be no assurance that a constant share price will be maintained. In the event that market conditions or changes in issuer creditworthiness result in a substantial deviation between the Fund's $1.00 amortized cost price per share and its NAV based on the market value of the Fund's portfolio, the Trustees will take such action as they deem appropriate to eliminate or reduce to the extent possible any dilution of shareholder interests or other unfair results to existing shareholders or investors. Such action may include basing the purchase and redemption price of Fund shares on the Fund's market-based net asset value, with the result that the Fund's price per share may be higher or lower than $1.00.

                                    TAXATION

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership, and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund. The Fund has qualified, and intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income.

The Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders, provided that it distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., taxable income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% federal excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount equal to, at a minimum, the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its net capital gains in excess of its capital losses for the twelve-month period ending, as a general rule, on October 31 of the calendar year, and (3) all ordinary income and net capital gains for prior years that were not previously distributed and on which no Federal income tax was paid. The Fund intends to avoid the excise tax by making timely distributions.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions will be eligible
(i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.

Generally, you will owe tax on the amounts the Fund distributes to you, regardless of whether you receive these amounts in cash or reinvest them in additional Fund shares. Shareholders not subject to tax on their income generally will not be required to pay any tax on amounts distributed to them. Federal income tax on distributions to an IRA or to a qualified retirement plan will generally be deferred. Dividends and capital gain distributions are generally taxable when you receive them; however, if a distribution is declared by the Fund in October, November, or December, but not paid until January of the following year, it will be considered to be paid on December 31 in the year in which it was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS").

Capital gains, if any, derived from sales of portfolio securities held by the Fund will generally be designated as long-term or short-term. Distributions from the Fund's long-term capital gains are, for individuals, generally taxed at favorable long-term capital gains rates regardless of how long you have owned shares in the Fund. Dividends from other sources (including short-term capital gains) are generally taxed as ordinary income. The Fund does not expect that any portion of its dividends will be treated as qualified dividend income eligible for taxation at long-term capital gain rates for shareholders that are individuals. Distributions and dividends may be subject to state and local taxes. Shortly after the end of each year, you will receive from the Fund a statement of the amount and nature of the distributions made to you during the year.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Upon sale, exchange, or redemption of your Fund shares, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. Such gain or loss will be treated as capital gain or loss if you hold the shares as capital assets, and will be long-term capital gain or loss if you held the shares for more than one year and short-term capital gain or loss if you held the shares for one year or less. Any loss realized on a sale, exchange, or redemption will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss you realize on the sale of a Fund share held for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains you received with respect to such share.

The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions, and redemption proceeds payable to you if (i) you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or (ii) you or the Fund have been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your U.S. federal income tax liability.

NOTICES; OTHER TAXES

NOTICES. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions, and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXES. Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS

Dividends by the Fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-U.S.

shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

                        DESCRIPTION OF THE FUND'S SHARES

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Fund is the initial series of shares of beneficial interest (par value $.001) of the Trust. The Fund consists of three classes of shares: Class AAA, Class A and Class C. The Trustees are authorized to designate one or more additional series of shares of beneficial interest of the Trust, each series representing a separate investment portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares"), and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

Shares have no preference, preemptive, conversion, or similar rights. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares will be redeemed at net asset value, at the option of the shareholder.

The Fund sends semi-annual and annual reports to all of its shareholders, which include a list of the Fund's portfolio securities and the Fund's financial statements, which shall be audited annually. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual, and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust, or the By-Laws of the Trust. In addition, the Trust will call a special meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees, if requested to do so by the holders of at least 10% of the Trust's outstanding shares, and the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

Shares of the Trust have noncumulative voting rights which means that the holders of more than 50% of shares can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect a person or persons as Trustees. The Transfer Agent does not issue certificates evidencing Fund shares.

                              FINANCIAL STATEMENTS


The Fund's financial statements for the fiscal year ended September 30, 2008, including the Report of Ernst & Young, LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge by calling 800-Gabelli (800-422-3554) or through the internet at www.gabelli.com. Ernst & Young LLP provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. As of November 14, 2008, Class A and Class C Shares were not issued, and therefore no previous financial history is available as of that date.

                            PART C: OTHER INFORMATION

Item 23. EXHIBITS

     (a)(i) Certificate of Trust, dated May 21, 1992, is incorporated by reference to Pre- Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 26, 1992.

     (a)(ii) Certificate of Amendment to the Certificate of Trust dated August 18, 1992 is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC via EDGAR on January 31, 1997 (Accession No. 0000927405-97-000023) ("Post-Effective
          Amendment No. 6").

     (a)(iii) Agreement and Declaration of Trust, dated May 21, 1992, is incorporated by reference to Post-Effective Amendment No. 6.



     (a)(iv) Certificate of Designation of Class A Shares, dated August 19, 2008, to be filed by Amendment.

     (a)(v) Certificate of Designation of Class C Shares, dated August 19, 2008, to be filed by Amendment.

     (b) Amended and Restated By-Laws, dated May 21, 1992, are incorporated by reference to Post-Effective Amendment No. 6.

     (c)  Not Applicable.

     (d)(i) Management Agreement between the Registrant and Gabelli Funds, Inc., dated December 16, 1994, is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via EDGAR on February 1, 1996 (Accession No. 0000927405-96-000036) ("Post-Effective Amendment No. 5").

     (d)(ii) Amendment to the Management Agreement between the Registrant and Gabelli Funds, LLC, dated November 17, 1999, is incorporated by reference to Post- Effective Amendment No. 10 to the Registration Statement as filed with the SEC via EDGAR on November 29, 1999 (Accession No. 0000927405-99- 000362) ("Post-Effective Amendment No. 10").



     (d)(iii) Contractual Management Fee Waiver and Expense Reimbursement Agreement, dated October 1, 2008, is filed herewith.



     (e) Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 5.

     (f)  Not Applicable.

     (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

     (h) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company, dated August 18, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

     (i) Opinion of Counsel is incorporated herein by reference and was previously filed with Registrant's Post-Effective Amendment No. 10.



     (j)(i) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm, is filed herewith.

     (j)(ii) Consent of Paul, Hastings, Janofsky & Walker LLP, is filed herewith.


     (j)(iii) Powers of attorney for Mario J. Gabelli, Anthony J. Colavita, Vincent D. Enright, Thomas E. O'Connor, John J. Parker, Karl Otto Pohl and Anthonie C. van Ekris, dated December 12, 1996, is incorporated by reference to Post- Effective Amendment No. 14 to the Registration Statement as filed with the SEC via EDGAR on January 31, 2003. (Accession No. 0000935069-03- 000092).

     (j)(iv) Secretary's Certificate ratifying and approving a power of attorney for Mario J. Gabelli, dated February 18, 1998, is incorporated by reference to Post-Effective Amendment No. 10.

     (k)  Not Applicable.

     (l)(i) Share Purchase Agreement for Class AAA Shares, dated August 6, 1992, is incorporated by reference to Post-Effective Amendment No. 6.

     (m)  Not Applicable.



     (n)  Amended and Restated Multiclass Plan, is filed herewith.


     (o)  Not Applicable.

     (p)  Not Applicable as the Fund is a Money Market Fund.

Item. 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

Item. 25. INDEMNIFICATION

     To the extent consistent with Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to Sections 2 and 3 of Article VII of the Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's Amended and Restated By-Laws, Trustees, officers and employees of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

     Reference is made to Sections 2 and 3 of Article VII of Registrant's Agreement and Declaration of Trust and Article VI of the Registrant's Amended and Restated By-Laws.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its Agreement and Declaration of Trust, its Amended and Restated By-Laws, the Management Agreement, the Sub-Administration Agreement and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

Item. 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     Gabelli Funds, LLC (the "Manager") is a registered investment adviser providing investment management and administrative services to the Registrant. The Manager also provides similar services to other mutual funds.

     The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Manager during the past two fiscal years is incorporated by reference to the Form ADV filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).



Item. 27. PRINCIPAL UNDERWRITER

     (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli SRI Fund, Inc., The Gabelli Utilities Fund, The Gabelli Value Fund Inc. and The GAMCO Westwood Funds.

     (b) The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).



     (c)  Not Applicable.

Item. 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

     Gabelli Funds, LLC
     One Corporate Center
     Rye, New York 10580-1422

     PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.) 99 High Street
     Boston, Massachusetts 02110

     PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.) 760 Moore Road

     King of Prussia, Pennsylvania 19406

     State Street Bank and Trust Company
     One Heritage Drive
     North Quincy, Massachusetts 02171

     Boston Financial Data Services, Inc.
     Two Heritage Drive
     North Quincy, Massachusetts 02171

Item. 29. MANAGEMENT SERVICES

     Not Applicable.

Item. 30. UNDERTAKINGS

     Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI MONEY MARKET FUNDS, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York, on the 14th day of November 2008.

                                        THE GABELLI MONEY MARKET FUNDS


                                        By: /s/ Bruce N. Alpert
                                            ------------------------------------
                                            Bruce N. Alpert
                                            President and Principal Executive
                                            Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 22 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                          Title                    Date
------------------------------   ---------------------------   -----------------


/s/ Bruce N. Alpert              President and                 November 14, 2008
------------------------------   Principal Executive Officer
Bruce N. Alpert


/s/ Agnes Mullady                Principal Financial Officer   November 14, 2008
------------------------------   and Treasurer
Agnes Mullady


Mario J. Gabelli*                Trustee                       November 14, 2008
------------------------------
Mario J. Gabelli


Anthony J. Colavita*             Trustee                       November 14, 2008
------------------------------
Anthony J. Colavita


Vincent D. Enright*              Trustee                       November 14, 2008
------------------------------
Vincent D. Enright


Anthonie C. Van Ekris*           Trustee                       November 14, 2008
------------------------------
Anthonie C. van Ekris


*By: /s/ Bruce N. Alpert
     ------------------------------
     Bruce N. Alpert
     Attorney-in-Fact

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                                   DESCRIPTION
----------   -------------------------------------------------------------------
23(d)(iii)   Contractual Management Fee Waiver and Expense Reimbursement
             Agreement, dated October 1, 2008.

23(j)(i)     Consent of Ernst & Young LLP, Independent Registered Public
             Accounting Firm.

23(j)(ii)    Consent of Paul, Hastings, Janofsky and Walker LLP, Fund counsel.

23(n)        Amended and Restated Multiclass Plan.